UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                        _________________


                Date of Report: December 22, 2004
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        1300 MoPac Expressway South, Austin, Texas 78746
  (Address of Principal Executive Offices, including Zip code)

                         (512) 434-5800
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.     Regulation FD Disclosure

     We previously disclosed in our Quarterly Reports on Form 10-Q for the second and third quarters of 2004 that an internal investigation revealed that Guaranty Bank's mortgage origination operation failed to file certain regulatory reports on a timely basis and may have violated applicable laws and regulations. Guaranty Bank reported its findings and corrective actions to the Office of Thrift Supervision (OTS). After the OTS reviewed the findings and corrective actions and conducted its own examination, it and Guaranty Bank have agreed to enter into a Stipulation and Consent to the Issuance of an Order to Cease and Desist for Affirmative Relief (Consent Order). Guaranty Bank agreed to the issuance of the Consent Order, without admitting or denying any wrongdoing or relevant findings, in the interest of addressing the matters subject to the review and avoiding the costs and disruption associated with possible administrative or judicial proceedings regarding those matters. Under the Consent Order, Guaranty Bank agreed, among other things, to take certain actions primarily related to its repositioned mortgage origination activities, including strengthening its regulatory compliance controls and management, enhancing its suspicious activity reporting and regulatory training programs, and implementing improved risk assessment and loan application register programs. No financial penalties were included in the Consent Order.

     Guaranty Bank is in the process of completing implementation of these corrective actions and expects to have the majority of them in place by first quarter-end 2005. Guaranty Bank has also substantially completed the previously disclosed repositioning of its mortgage origination activities including the sale of its retail mortgage origination outlets. The sale of its third party mortgage-servicing portfolio should be completed by year-end 2004.

     The Consent Order has no material impact on the operations of Guaranty Bank or its ability to pay dividends. We have not incurred any material financial loss as a result of this matter and have no reason to believe that the matters addressed in the Consent Order will result in any material loss. As previously announced, Guaranty Bank is on target to achieve record earnings in 2004 and is positioned for continued strong financial performance in 2005.

Forward-Looking Statements

     This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include general economic, market, or business conditions; the opportunities or lack thereof that may or may not be presented to and pursued by us; availability and price of raw materials we use; competitive actions by others; changes in laws or regulations; the accuracy of our judgments and estimates concerning the integration of acquired operations and the consolidation and supply chain initiatives; and other factors, many of which are beyond our control.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: December 22, 2004       By:  /s/ M. Richard Warner
                                 ---------------------------
                                   Name:  M. Richard Warner
                                   Title: President